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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 12, 1994



                             CARMIKE CINEMAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)



              Delaware                 0-14993               58-1469127
              --------                 -------               ----------
             (State or other         (Commission            (IRS Employer
             jurisdiction of         File Number)        Identification No.)
             incorporation)



                1301 First Avenue, Columbus, Georgia      31901
                -----------------------------------------------
             (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code 706-576-3400



- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.     Other Events.

            Attached as an exhibit hereto is the Consent of Ernst & Young LLP with respect to the incorporation by reference of Carmike Cinemas, Inc.'s (the "Company") Annual Report on Form 10-K for the fiscal year ended December 31, 1993 into the Company's Registration Statement on Form S-3.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

                 23. Consent of Ernst & Young LLP with respect to the incorporation of the Form 10-K for the year ended December 31, 1993 into the Company's Registration Statement on Form S-3, No. 33-68494.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARMIKE CINEMAS, INC.


                                    By: John O. Barwick, III
                                        -----------------------------
                                        John O. Barwick, III
                                        Vice President-Finance
October 12, 1994                          and Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit
Number                  Description
- - ------           --------------------------

 23. Consent of Ernst & Young LLP with respect to the incorporation of the Form 10-K for the year ended December 31, 1993 into the Company's Registration Statement on Form S-3, No. 33-68494.